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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15d of
                    the Securities and Exchange Act of 1934

                       Date of Report: December 11, 1998

                          OKLAHOMA ENERGY CORPORATION
                    (formerly Cayman Resources Corporation)
             (Exact name of registrant as specified in its charter)

Oklahoma                            0-13337                           73-1129531
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(State of                       (Commission File No.)           (I.R.S. Employer
incorporation                                                Identification No.)

2 West Main Street, Cyril Oklahoma                                    73029-0579
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including Area Code:
                                                                    580-464-3759
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Oklahoma Energy Corporation 6 East 5th. Street Tulsa,
Oklahoma 74103-4444
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         (Former Name or former address, if changed since last report)


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Item 5.  Other Events:
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         On November 30, 1998 Arthur E. Juhl and Richard Shaw resigned as directors of The Oklahoma Energy Corporation. Arthur E. Juhl, President, appointed two new directors as follows:

Fred S. Konigsberg of Novato California
Don Mac Phail III of Scituate Massachusetts



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SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                   Oklahoma Energy Corporation




DATED: December 11, 1998           By:   /s/ Arthur E. Juhl
                                       -------------------------
                                       Arthur E. Juhl, President



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